Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement on Form SB-2 of our report included herein dated August 27, 2003, relating to the consolidated financial statements of CorVu Corporation and subsidiaries, and to the reference to our firm under the caption "Experts" included in the Registration Statement and the related Prospectus.

                                      /s/ Virchow, Krause & Company, LLP


Minneapolis, Minnesota
January 22, 2004